Table of Contents

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2006
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road		07719
Wall, New Jersey		(Zip Code)
(Address of principal executive offices)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Section 2 — Results of Operations and Financial Condition
Item 2.02 Results of Operations and Financial Condition
On February 6, 2006, the Registrant issued a press release regarding its first quarter fiscal 2006 results. The Registrant is filing this press release as Exhibit 99.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(a) (a) None.
(b) (b) None.
(c) (c) Exhibits:
Exhibit 99.01: Press Release dated February 6, 2006
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: February 6, 2006	By:	/s/Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President,
Chief Financial Officer
and Treasurer
EXHIBIT INDEX

Exhibit	Description

99.01:	NEW JERSEY RESOURCES ANNOUNCES HIGHER FISCAL 2006 FIRST QUARTER EARNINGS; INCREASES SHARE REPURCHASE PLAN BY ONE MILLION SHARES; CONFIRMS PRIOR EARNINGS GUIDANCE
•	NJR’s first quarter 2006 earnings increase 14 percent over last year to $1.24 per basic share

•	Board approves 1 million share increase in share repurchase plan

•	Earnings guidance for fiscal 2006 remains at $2.75 to $2.85 per basic share